UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2017

First Capital Investment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-01137	47-1709055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1560 Wilson Blvd.

Suite 450

Arlington, VA 22209

(Address of principal executive offices)

(703) 259-8204

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

As previously announced in the Current Report on Form 8-K filed on March 30, 2017, there was a change in control of FCIC Advisors LLC (“FCIC Advisors”), the investment adviser to First Capital Investment Corporation (the “Company”), as a result of the acquisition of Freedom Capital Investment Management LLC, the entity that controls FCIC Advisors, by First Capital Real Estate Investments, LLC. The closing of the acquisition took place on April 3, 2017. The closing of such transaction resulted in an “assignment,” as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”), of the investment advisory and administrative services agreement between the Company and FCIC Advisors (the “Advisory Agreement”). Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement provide for its automatic termination in the event of its “assignment.” In anticipation of the termination of the Advisory Agreement, the Company’s board of directors (the “Board”) held an in-person meeting on March 31, 2017, at which it approved an interim investment advisory and administrative services agreement (the “Interim Advisory Agreement”) with FCIC Advisors, as permitted by Rule 15a-4 of the 1940 Act, on substantially the same terms as the Advisory Agreement. The Interim Advisory Agreement is effective for a maximum period of 150 days from the date of the termination of the Advisory Agreement.

At the meeting of the Board held on March 31, 2017, the Board also approved a new investment advisory and administrative services agreement (the “New Advisory Agreement”), which is identical in all material respects to the Advisory Agreement and the Interim Advisory Agreement, that will be submitted for stockholder approval at the Company’s 2017 annual meeting of stockholders. If approved by the Company’s stockholders, the New Advisory Agreement will replace the Interim Advisory Agreement and have a one-year term that may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act.

The material terms of the Interim Advisory Agreement and the New Advisory Agreement are qualified in their entirety by the Interim Advisory Agreement and New Advisory Agreement, attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2017, the Board approved the Second Amendment (the “Amendment”) to the Second Amended and Restated Bylaws (the “Bylaws”) of the Company. The purpose of the Amendment was to revise Article II, Section 3(a) of the Bylaws to include 10% stockholders of the Company as persons who have the ability to call a special meeting of stockholders.

The Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Second Amendment to the Second Amended and Restated Bylaws of the Company.

10.1	Interim Investment Advisory and Administrative Services Agreement by and between the Registrant and FCIC Advisors LLC, dated March 31, 2017.

10.2	Form of Investment Advisory and Administrative Services Agreement by and between the Registrant and FCIC Advisors LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Capital Investment Corporation

Dated: April 6, 2017	By:	/s/ Pat Clemens
	Name:	Pat Clemens
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amendment to the Second Amended and Restated Bylaws of the Company.
10.1	Interim Investment Advisory and Administrative Services Agreement by and between the Registrant and FCIC Advisors LLC, dated March 31, 2017.
10.2	Form of Investment Advisory and Administrative Services Agreement by and between the Registrant and FCIC Advisors LLC.